SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 5, 2011

SHAMIKA 2 GOLD, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-126748	98-0448154
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1350 Broadway, 11th Floor New York, New York		10018
(Address of Principal Executive Offices)		(Zip Code)

(212) 216-8000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 5, 2011, Elizabeth Nantel resigned as the Registrant’s Secretary.  On  July 5, 2011, Henry Riedl was appointed as her replacement as Secretary.  Mr. Riedl has not been involved in any transaction with the Company that would require disclosure under Item 404(a) of the Regulation S-K.

Henry Riedl- Secretary

Mr. Riedl is a Certified Management Accountant with more than thirty years' experience as an accounting and finance executive.  For the last ten years, he has been a management consultant to manufacturing and service companies in various industries.  He has also executed specific mandates for the Business Development Bank of Canada (B.D.C.).  Mr. Riedl completed his studies toward his CMA certification at McGill University in Montreal.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

SHAMIKA 2 GOLD, INC.

Date: July 6, 2011	By:	/s/ Robert Vivian
Name: Robert Vivian
Title: President and Chief Executive Officer